LPT VARIABLE INSURANCE SERIES TRUST

                         ROBERTSON STEPHENS DIVERSIFIED
                                GROWTH PORTFOLIO

                            Supplement to Prospectus

     The following supplements certain information appearing in the Prospectus dated May 1, 1997 of the LPT Variable Insurance Series Trust.

     Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), Sub-Adviser to the Robertson Stephens Diversified Growth Portfolio (the "Portfolio") of the LPT Variable Insurance Series Trust (the "Trust"), has informed the Trust that the Robertson Stephens group of companies, of which RSIM is an affiliate will be acquired by BankAmerica Corporation ("BankAmerica"), in a transaction expected to occur in the fourth quarter this year. BankAmerica is a global financial services company with $250 billion in assets and an equity capital base of $20 billion. The proposed arrangement does not contemplate any changes in the management or operation of RSIM. Consummation of the acquisition, which is subject to a number of conditions including regulatory approvals, will likely result in the termination of the Sub-Advisory Agreement among RSIM, LPIMC Insurance Marketing Services and the Trust dated as of May 1, 1997 (the "Sub-Advisory Agreement"). It is expected that the Trustees of the Trust will consider before that time a new sub-advisory agreement with RSIM in respect of the Portfolio. Any such agreement, which will likely be substantially similar to the current Sub-Advisory Agreement, would be subject to approval by shareholders of the Portfolio.

    The date of this Supplement is July 15, 1997.